---- THE EUROPEAN WARRANT FUND, INC.

Dear Fellow Shareholder:

    I am pleased to report on the activity and performance of the European Warrant Fund (the "Fund") for the fiscal year ended March 31, 2001. The year was an extremely difficult period for worldwide equity markets, manifested by a severe downward correction in equity valuations. For the twelve months ended March 31, 2001 (the "Reporting Period"), the Fund had a negative aggregate total return of (62.50%) based on net asset value ("NAV") and (54.60%) based on market price. The Fund was outperformed by the Financial Times/Standard & Poors Actuaries Europe Index in United States ("U.S.") Dollars (the "benchmark"), which returned negative (21.57%) during the same period. The benchmark is a broad index on the European equity market in U.S. Dollars which includes the major European countries including the UK, but excluding Eastern Europe. The Fund's annualized NAV total returns for the three, five and ten year periods ending March 31, 2001, were (19.68%), 9.26% and 10.88%, respectively, compared to the benchmark's annualized total returns, for the same periods, of (3.03%), 8.79% and 8.63%, respectively.

    In December of 2000, the Fund declared and paid a capital gains distribution of $1.603 per share. Fifty-five percent of the distribution proceeds were re-invested into new shares by the Fund's shareholders through the Fund's Dividend Reinvestment Program and Dividend Reinvestment Privilege. Management wishes to thank our shareholders for their continued support. Further information on the economic climate and Fund's investment policy is detailed in the sections below.

ECONOMIC REVIEW

   The majority of European indices posted double-digit losses over the Reporting Period. On a fiscal year to fiscal year basis, the Dow Jones Europe Stoxx 50 Index, which includes the 50 largest European blue chip companies, declined (19.24%).

    High-tech stocks throughout the world have experienced a significant decline in market valuation and technology companies have been forced to scale back profit forecasts. In addition, the pharmaceutical sector, long viewed as a "safe haven", has fallen victim to its relatively high valuation level. Positive results have come from traditional value sectors such as automobiles, transportation and construction.

    In the first quarter of the calendar year, the U.S. Federal Reserve reduced the Federal Funds rate 150 basis points, but these efforts were unsuccessful in restoring sustained confidence in world equity markets. U.S. consumer spending dropped sharply. In turn, U.S. companies have been reluctant to invest and profit margins are falling. Fears of a recession in the U.S. and a global economic slowdown have increased. Regardless of its large domestic market, the European economy will greatly depend on the macroeconomic outlook for the U.S. economy. The European Central Bank ("ECB") has failed to show any concrete evidence of reducing interest rates, however, analysts expect the ECB to cut short-term interest rates by the summer in order to boost liquidity. Historically, this has had a positive effect on European equity prices.

    Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at market and do not take into account any adjustment for taxes payable on reinvested distributions. Performance data for the Fund reflects expense waivers in effect. Without such waivers, total returns for the Fund would have been lower. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Indexes do not incur expenses and are not available for investment.

------ THE EUROPEAN WARRANT FUND, INC.

   The recovery of the Euro is invariably of a temporary nature despite ideal conditions, such as the weakening of the U.S. economy. Investors still lack confidence in the ECB, viewing statements from the various ECB chiefs as both vague and contradictory. The ECB itself has recently been speaking of excessive euphoria in the weeks and months preceding the Euro's launch in January 1999, asserting that this led to exchange rates against other currencies being set at excessively high levels. At the present time, the bank claims the Euro is fairly valued in fundamental terms.

INVESTMENT POLICY

   As previously mentioned, the last twelve months have proven to be a very difficult period for the Fund. Since the Fund invests primarily in warrants, the movement of the underlying assets is amplified by the amount of leverage in the warrant. In order to implement our risk/return strategy, we have defined three ranges of delta-ratios. The delta-ratio measures the total leverage of the net asset value. The lower range, reflecting a bearish market outlook, is between
1.25 and 1.50, the neutral range is between 1.50 and 2.00 and the upper range, reflecting a bullish market outlook, is between 2.00 and 3.00. As of March 31, 2001, the Fund's delta-ratio was 1.51, bordering on a bearish to neutral outlook. A high delta-ratio investment strategy creates high risk results versus the equity markets and respective benchmark. Consequently in bullish markets, higher risk results in significant outperformance, while in times of bearish markets it yields significant underperformance. During the first six months of the fiscal year, the delta-ratio was mostly in the middle to lower end of the neutral range. The remainder of the fiscal year, the delta ratio was downwards in the bearish range.

    The Fund's significant underperformance relative to the benchmark was mainly attributable to two key factors. The first factor was that the Fund was leveraged in a downward market. The largest absolute loss stemmed from investments in major European index warrants. These warrants usually are conservatively structured and offer good diversification, however, the negative performance of the underlying equities resulted in a price deterioration of the warrants. Furthermore, the Fund used index warrant positions to satisfy its policy to invest no less than 65% of its total assets in European warrants. Additionally, the Fund's investment policies prohibit it from making short sales of securities or maintaining a short position in any security unless it is making short sales "against the box". A good strategy for retaining the value of investments in a downward or sideward trending market is to sell call options on these securities, i.e. covered short calls, on the respective long position. For this reason, the largest position in the Fund is a bull spread on the Dow Jones Euro Stoxx 50 Index. The second factor contributing to underperformance was that the Fund was overweighted in the information technology sector. The largest position in this sector was a warrant on a Scandinavian Telecom Basket, which includes two companies, Ericsson and Nokia. Since September 2000, the market price of the basket decreased by nearly 50% in value despite the fact the position is not leveraged and has a remaining life of more than two years. Exposure was limited by gradually selling a part of the position and writing call options to generate premium. Despite these measures, sharp declines in the value of the Ericsson and Nokia positions had a material impact on the Fund. As of March 31, 2001, apart from the Scandinavian Telecom Basket, the Fund held comparably smaller positions in the technology sector. Most of these positions were not leveraged; i.e. the Fund either held shares or owned short put options on stocks with a high volatility.

------ THE EUROPEAN WARRANT FUND, INC.

    Currently, the market environment for technology stocks in Europe remains difficult. The corporate earnings visibility is low and the uncertainty of the future economic growth in Europe weighs heavily on the sector. Nevertheless, we remain positive on a few European large cap names like Nokia and SAP which exhibit good corporate management, display global market leadership in their respective industries, and should capitalize from the current weakness of their competitors. In addition, the valuations of many growth-oriented companies have come back to reasonable levels and offer good investment opportunities.

    We would like to refer shareholders to the website of the Fund. Shareholders visiting the address: WWW.EUROPEANWARRANTFUND.COM can find detailed information such as current share price, net asset value, premium/discount, and delta. The website is updated on a weekly and monthly basis. It also shows the current share price of the Fund with a delay of approximately 20 minutes.

    On behalf of the management of the Fund, I would like to express our appreciation to all shareholders for their continued support during a difficult year. Although we remain cautious in our near term outlook for European equity markets, there are good reasons to believe that the Fund and its shareholders should benefit as soon as the fundamental economic conditions in Europe improve.

                                          Sincerely,

                                          /s/ Michael Quain

                                          Michael Quain
                                          President

May 5, 2001

The views expressed in this shareholder letter reflect those of the President of the Fund only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

                   THE EUROPEAN WARRANT FUND, INC. FACT SHEET
                                  (UNAUDITED)

                               COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Multinational                                             40%
US Cash Equivalents and Net Other Assets and Liabilities  23%
France                                                     7%
United Kingdom                                             7%
Switzerland                                                6%
Germany                                                    5%
Eastern Europe                                             4%
Netherlands                                                3%
Italy                                                      2%
Other                                                      2%
Finland                                                    1%

March 31, 2001

                               SECTOR WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Index Warrants                                            49%
US Cash Equivalents and Net Other Assets and Liabilities  23%
Investment Funds                                           5%
Financial Services                                         4%
Insurance                                                  4%
Electronics                                                3%
Communications                                             3%
Oil & Gas                                                  2%
Pharmaceuticals                                            2%
Beverages, Food & Tobacco                                  2%
Retail                                                     2%
Commercial Services                                        1%

March 31, 2001

MISCELLANEOUS

Average Life of Derivatives (3/31/01)               2.74 years
Average Gearing (3/31/01)++                              3.43%
Average Premium (3/31/01)                                2.64%
Average Annual Premium (3/31/01)                         2.64%
Year to Date Total Return* (1/1/01-3/31/01)            (39.78%)
One Year Total Return* (4/1/00-3/31/01)                (62.50%)
Average Annual Total Return Since Inception*
(7/17/90-3/31/01)                                        8.88%

WARRANT CHARACTERISTICS

The cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. This leveraging effect enables an investor to gain exposure to the underlying instrument with a relatively low capital investment with corresponding risk. Currently, the underlying equity exposure of a Fund share is approximately 1.51 times the value of the share.

TOP TEN WARRANT HOLDINGS AT MARCH 31, 2001

                                         MARKET VALUE  PERCENTAGE+
1   Dow Jones EURO STOXX 50 Index Cap    $31,357,207       34.20%
    Lepo (DB), STK 2500,
    expires 12/30/03
2   Scandinavian Telecommunication        13,303,386       14.51%
    Basket (WDR), STK 468,
    expires 6/2/03
3   FTSE 100 Index (DB), STK 5000,         4,975,303        5.43%
    expires 1/30/04
4   Baring Emerging Europe Trust,          4,119,500        4.49%
    STK 1, expires 8/31/04
5   Total Fina SA ADR, STK 46.94,          2,766,500        3.02%
    expires 8/5/03
6   MIB 30 (DB), STK 40000,                2,419,946        2.64%
    expires 1/30/04
7   Novartis AG (ABN), STK 2012,           2,164,824        2.36%
    expires 9/20/02
8   FTSE 100 Index (UBS), STK 5000,        2,013,490        2.20%
    expires 1/30/04
9   ING Group NV, STK 49.916,              1,980,252        2.16%
    expires 1/5/08
10  MLP AG (DB), STK 1,                    1,921,565        2.10%
    expires 10/13/03

Currency Hedge at March 31, 2001                    0.00%

                               GLOSSARY OF TERMS

Annual Premium:                                     The premium divided by the number of years until
                                                    expiration of the warrant.
Gearing:                                            The value of the number of shares underlying each
                                                    warrant compared to the value of the warrants.
                                                    This serves as an indicator of the warrant price's
                                                    sensitivity to a movement in the underlying stock
                                                    price.
Premium:                                            The amount by which the sum of a warrant's
                                                    exercise price and purchase price exceeds the
                                                    current stock price (in the case of put warrants,
                                                    the premium is the amount by which the sum of the
                                                    warrant's exercise price and purchase price is
                                                    less than the current share price). This is
                                                    expressed as a percentage of the current stock
                                                    price.

*Total returns are based on Net Asset Value.
+Percentages are based on Market Value of Investments, other than repurchase agreements, less market value of written options.
++The average gearing is based on the derivative portion of the portfolio.

---- THE EUROPEAN WARRANT FUND, INC.
       PORTFOLIO OF INVESTMENTS
       (percentages of total net assets)
       March 31, 2001

    SHARE                                                    VALUE
    AMOUNT                                                  (NOTE 1)
    ------                                                  --------
WARRANTS--71.2%
[ALL NON-INCOME PRODUCING SECURITIES]
                MULTINATIONAL--40.3%
     2,500,000  Dow Jones EURO STOXX 50 Index Cap Lepo
                  (DB), STK 2500, expires 12/30/03......  $ 31,357,207
       100,000  Early Cyclicals Quanto Basket (DB), STK
                  100, expires 11/2/01..................       409,404
     7,000,000  Scandinavian Telecommunication Basket,
                  (WDR), STK 468, expires 6/2/03........    13,303,386
                                                          ------------
                                                            45,069,997
                                                          ------------
                UNITED KINGDOM--6.3%
         2,600  FTSE 100 Index (DB), STK 5000, expires
                  1/30/04...............................     4,975,303
         1,000  FTSE 100 Index (UBS), STK 5000, expires
                  1/30/04...............................     2,013,490
       300,000  Vodafone Group Plc, STK 265.44, expires
                  3/11/02...............................        75,312
                                                          ------------
                                                             7,064,105
                                                          ------------
                SWITZERLAND--5.3%
       500,000  Adecco SA (ZKB), STK 900, expires
                  1/18/02...............................       371,458
       100,000  Alusuisse (WDR), STK 1256, expires
                  1/15/02...............................     1,140,290
       150,000  Nestle SA (WDR), STK 1500, expires
                  1/15/02...............................     1,814,098
     2,100,000  Novartis AG (ABN), STK 2012, expires
                  9/20/02...............................     2,164,824
       600,000  Synthes-Stratec (SAR), STK 1100, expires
                  9/20/02...............................       247,063
     2,000,000  Zurich Financial Services AG (VON), STK
                  800, expires 1/17/03..................       230,362
                                                          ------------
                                                             5,968,095
                                                          ------------
    SHARE                                                    VALUE
    AMOUNT                                                  (NOTE 1)
    ------                                                  --------
                GERMANY--5.1%
       100,000  Allianz AG (COBA), STK 360, expires
                  2/18/02...............................  $    512,195
        25,000  Bayer AG (COBA), STK 45, expires
                  5/6/02................................       253,681
        61,000  Kamps AG (MS), STK 1, expires 9/26/02...       696,422
        20,000  MLP AG (DB), STK 1, expires 10/13/03....     1,921,565
        10,000  Muenchener Rueckversicherungs-
                  Gesellschaft AG, STK 164, expires
                  6/3/02................................       797,723
     2,000,000  SAP AG (SALO), STK 175, expires 3/8/02..       281,136
     1,000,000  SAP AG (SALO), STK 200, expires
                  12/13/02..............................       193,281
     2,000,000  SAP AG (SALO), STK 200, expires
                  6/14/02...............................       263,565
        80,000  Siemens AG (COBA), STK 140, expires
                  7/2/01................................       768,204
                                                          ------------
                                                             5,687,772
                                                          ------------
                FRANCE--5.0%
     6,000,000  Alcatel SA (ML), STK 70, expires
                  3/27/02...............................       368,991
     2,500,000  Alcatel SA (SALO), STK 60, expires
                  6/14/02...............................       647,931
        11,876  Carrefour SA, STK 807.90, expires
                  7/24/03...............................     1,742,421
       110,000  Total Fina SA ADR, STK 46.94, expires
                  8/5/03................................     2,766,500
                                                          ------------
                                                             5,525,843
                                                          ------------
                EASTERN EUROPE--4.2%
     5,350,000  Baring Emerging Europe Trust, STK 1,
                  expires 8/31/04.......................     4,119,500
     3,000,000  Templeton Emerging Markets, STK 133,
                  expires 9/30/04.......................       617,482
                                                          ------------
                                                             4,736,982
                                                          ------------

                See accompanying notes to financial statements.

------- THE EUROPEAN WARRANT FUND, INC.
       PORTFOLIO OF INVESTMENTS--(Continued)
       (percentages of total net assets)
       March 31, 2001

    SHARE                                                    VALUE
    AMOUNT                                                  (NOTE 1)
    ------                                                  --------
WARRANTS--(CONTINUED)
                ITALY--2.2%
           470  MIB 30 (DB), STK 40000, expires
                  1/30/04...............................  $  2,419,946
                                                          ------------
                NETHERLANDS--1.9%
     4,000,000  ABN AMRO (ABN), STK 30, expires
                  3/15/02...............................       175,710
        70,000  ING Groep NV, STK 49.916, expires
                  1/5/08................................     1,980,252
                                                          ------------
                                                             2,155,962
                                                          ------------
                AUSTRIA--0.5%
        31,000  Yline Internet Business Services AG
                  (LB), STK 1, expires 10/31/03.........       493,091
                                                          ------------
                FINLAND--0.3%
     1,000,000  Nokia (SALO), STK 40, expires 6/14/02...       303,100
                                                          ------------
                SWEDEN--0.1%
       500,000  Ericsson AB (UBS), STK 112.50, expires
                  5/17/02...............................       122,997
                                                          ------------
                TOTAL WARRANTS (Cost $88,322,469).......    79,547,890
                                                          ------------
PAR VALUE
---------
GOVERNMENT BONDS--9.0%
                UNITED STATES--9.0%
USD 10,000,000  U.S. Treasury Note, 5.250%, 05/31/01
                  (Cost $10,000,000)....................    10,010,937
                                                          ------------

    SHARE
    AMOUNT
    ------
EQUITIES--6.3%
                FRANCE--2.1%
        10,000  Axa.....................................     1,106,094
        35,000  STMicroelectronics NV...................     1,214,598
                                                          ------------
                                                             2,320,692
                                                          ------------
    SHARE                                                    VALUE
    AMOUNT                                                  (NOTE 1)
    ------                                                  --------
                NETHERLANDS--1.5%
        75,000  ASM Lithography Holding NV *............  $  1,660,460
                                                          ------------
                SWITZERLAND--0.9%
         2,000  Adecco SA-Registered....................     1,045,842
                                                          ------------
                UNITED KINGDOM--0.7%
        50,000  Amvescap Plc............................       727,494
                                                          ------------
                FINLAND--0.5%
        25,000  Nokia Oyj...............................       597,634
                                                          ------------
                UNITED STATES--0.4%
       500,000  Global Telesystems Group, Inc. *........       385,000
                                                          ------------
                GERMANY--0.2%
           900  Allianz AG-Registered...................       258,557
                                                          ------------
                TOTAL EQUITIES (Cost $7,691,613)........     6,995,679
                                                          ------------
INVESTMENT FUNDS--0.3%
                ROMANIA--0.2%
         5,000  Societe Generale Romania Fund...........       207,500
                                                          ------------
                CZECH REPUBLIC--0.1%
     9,400,000  IKS Globalni Fund.......................       193,281
                                                          ------------
                TOTAL INVESTMENT FUNDS
                  (Cost $395,929).......................       400,781
                                                          ------------
RIGHTS--0.0%
                SPAIN--0.0%
        22,365  Telefonica SA Rights *..................         6,877
                                                          ------------
                TOTAL RIGHTS (Cost $0)..................         6,877
                                                          ------------

                See accompanying notes to financial statements.

------- THE EUROPEAN WARRANT FUND, INC.
       PORTFOLIO OF INVESTMENTS--(Continued)
       (percentages of total net assets)
       March 31, 2001

                                                            VALUE
PAR VALUE                                                  (NOTE 1)
---------                                                  --------
REPURCHASE AGREEMENTS--1.5%
               UNITED STATES--1.5%
USD 1,730,160  Investors Bank & Trust Company
                 Repurchase Agreement, dated 3/30/01,
                 due 4/2/01 with a maturity value of
                 $1,730,790, and an effective yield of
                 4.37%, collateralized by a Federal
                 Home Loan Mortgage Corp. Mortgage
                 Pool, with a rate of 8.299%, a
                 maturity date of 7/1/25, and a market
                 value of $1,816,715. (Cost
                 $1,730,160)...........................  $  1,730,160
                                                         ------------


TOTAL INVESTMENTS--88.3%
  (Cost $108,140,171).............................   98,692,324
OTHER ASSETS AND LIABILITIES (NET)--11.7%.........   13,044,463
                                                    -----------
TOTAL NET ASSETS--100.00%.........................  $111,736,787
                                                    ===========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  Non-income producing security.

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       SCHEDULE OF WRITTEN OPTIONS
       March 31, 2001

                                                                           STRIKE
CONTRACTS                                                                   PRICE     VALUE
---------                                                                  ------     -----
           FINLAND
  30,000   Nokia OTC Put, expires
           7/21/01.......................  USD                               27.5   $  160,500
  70,000   Sonera OTC Put, expires
           4/18/01.......................  EUR                                 21      749,667
                                                                                    ----------
                                                                                       910,167
                                                                                    ----------
           FRANCE
  50,000   Alcatel SA OTC Put, expires
           5/14/01.......................  EUR                                 60    1,029,221
  30,000   Cap Gemini OTC Put, expires
           6/13/01.......................  EUR                                145      585,378
  30,000   STMicroelectronics NV OTC Put,
           expires 6/13/01...............  EUR                                 42      117,550
                                                                                    ----------
                                                                                     1,732,149
                                                                                    ----------
           GERMANY
  20,000   MLP VZ OTC Put, expires
           7/13/01.......................  EUR                              139.6      590,210
  20,000   SAP AG OTC Put, expires
           7/13/01.......................  EUR                                140      390,972
  30,000   Siemens OTC Put, expires
           7/13/01.......................  EUR                                120      291,766
                                                                                    ----------
                                                                                     1,272,948
                                                                                    ----------
           NETHERLANDS
 100,000   Koninklijke (Royal) Phillips
           Electronics OTC Put, expires
           6/15/01.......................  EUR                                 35      495,502
                                                                                    ----------
           UNITED KINGDOM
 100,000   Colt Telecom Group Plc OTC
           Put, expires 4/12/01..........  GBP                              1,350      852,836
                                                                                    ----------


TOTAL WRITTEN OPTIONS (Premiums received
  $2,803,897).....................................  $5,263,602
                                                    =========

           GLOSSARY OF TERMS
EUR     --      Euro
GBP     --      British Pound
USD     --      United States Dollar
ADR     --      American Depositary
                Receipt
OTC     --      Over the Counter

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       STATEMENT OF ASSETS AND LIABILITIES
       March 31, 2001

ASSETS:
    Investments, at value (Cost $108,140,171)
      (Note 1)....................................  $98,692,324
    Foreign currency, at value (Cost $19,730,271)
      (Note 1)....................................   19,349,204
    Receivable for investment securities sold.....      801,037
    Receivable for premiums on written options....      117,550
    Dividends and interest receivable.............      209,913
    Prepaid expenses..............................       46,348
                                                    -----------
          Total assets............................  119,216,376
                                                    -----------

LIABILITIES:
    Written options, at value (Premiums received
      $2,803,897) (Notes 1 and 3).................  $ 5,263,602
    Payable for investment securities purchased...      827,091
    Payable for premium on purchased options......      784,711
    Investment advisory fee payable (Note 2)......      461,587
    Accrued expenses and other payables...........      142,598
                                                    -----------
          Total liabilities.......................    7,479,589
                                                    -----------
TOTAL NET ASSETS..................................  $111,736,787
                                                    ===========

NET ASSETS CONSIST OF (NOTE 1):
    Par value.....................................  $    14,585
    Paid-in capital in excess of par value........  175,480,970
    Accumulated net investment income.............      294,266
    Accumulated net realized loss on
      investments.................................  (51,758,208)
    Net unrealized depreciation on investments....  (12,294,826)
                                                    -----------
TOTAL NET ASSETS (equivalent to $7.66 per share
  based on 14,585,366 shares of common stock
  outstanding from 100,000,000 authorized with
  $0.001 par value)...............................  $111,736,787
                                                    ===========

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       STATEMENT OF OPERATIONS
       For the Year Ended March 31, 2001

INVESTMENT INCOME:
    Interest......................................  $  1,166,749
    Dividends (net of foreign withholding taxes of
      $10,795)....................................       264,336
                                                    ------------
          Total investment income.................     1,431,085
                                                    ------------
EXPENSES:
    Investment advisory fee (Note 2)..............     2,758,582
    Shareholder servicing fee (Note 2)............       551,716
    Administration and custodian fees.............       444,758
    Printing and postage expense..................        74,353
    Legal and audit fees..........................        64,785
    Transfer agent fees...........................        59,836
    Insurance expense.............................        48,959
    Directors' fees and expenses (Note 2).........        37,568
    Other.........................................        57,113
                                                    ------------
          Total expenses..........................     4,097,670
            Less: Fees paid indirectly
                  (Note 2)........................      (271,683)
                Investment advisory fees waived
                  (Note 2)........................      (551,716)
                                                    ------------
          Net expenses............................     3,274,271
                                                    ------------
NET INVESTMENT LOSS...............................    (1,843,186)
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    (Notes 1 and 3)
    Net realized gain (loss) on:
        Securities transactions...................   (35,299,077)
        Written options transactions..............   (16,453,734)
        Forward foreign currency contracts........         9,865
        Foreign currencies and net other assets...       259,103
                                                    ------------
              Net realized loss on investments....   (51,483,843)
                                                    ------------
    Net change in unrealized appreciation
      (depreciation) of:
        Securities................................  (131,385,927)
        Written options...........................      (464,987)
        Foreign currencies and net other assets...      (302,671)
                                                    ------------
              Net change in unrealized
                appreciation (depreciation) of
                investments.......................  (132,153,585)
                                                    ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS...  (183,637,428)
                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................  $(185,480,614)
                                                    ============

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       STATEMENT OF CHANGES IN NET ASSETS

                                            YEAR ENDED      YEAR ENDED
                                          MARCH 31, 2001  MARCH 31, 2000
                                          --------------  --------------
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment loss.....................  $  (1,843,186)   $ (1,403,720)
Net realized gain (loss) on
  investments...........................    (51,483,843)     44,531,721
Net change in unrealized appreciation
  (depreciation) of investments.........   (132,153,585)     56,923,834
                                          -------------    ------------
Net increase (decrease) in net assets
  resulting from operations.............   (185,480,614)    100,051,835
Distributions to shareholders from net
  realized gains........................    (21,379,360)    (40,144,531)
Increase in net assets resulting from
  shares issued from dividend
  reinvestment (1,248,273 and 1,370,623
  shares, respectively).................     11,858,595      25,192,050
                                          -------------    ------------
Net increase (decrease) in net assets...   (195,001,379)     85,099,354

NET ASSETS:
  Beginning of year.....................    306,738,166     221,638,812
                                          -------------    ------------
  End of year (including accumulated net
    investment income (loss) of $294,266
    and $(229,242), respectively).......  $ 111,736,787    $306,738,166
                                          =============    ============

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       FINANCIAL HIGHLIGHTS
       For a Fund share outstanding throughout each year

                                         YEAR ENDED MARCH 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------
Operating performance:
  Net asset value,
    beginning of year....  $  23.00  $  18.52  $  23.15  $  18.57  $  12.11
                           --------  --------  --------  --------  --------
  Net investment
    loss(1)(3)...........     (0.14)    (0.11)    (0.18)    (0.21)    (0.13)
  Net realized and
    unrealized gain
    (loss) on
    investments(3).......    (13.33)     8.41     (1.26)    12.50      7.35
                           --------  --------  --------  --------  --------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........    (13.47)     8.30     (1.44)    12.29      7.22
                           --------  --------  --------  --------  --------
Capital effect of
  dividend
  reinvestment...........     (0.27)    (0.47)    (0.19)    (1.06)       --
  Distributions from net
    realized gains.......     (1.60)    (3.35)    (3.00)    (6.65)    (0.76)
                           --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
  YEAR...................  $   7.66  $  23.00  $  18.52  $  23.15  $  18.57
                           ========  ========  ========  ========  ========
MARKET VALUE, END OF
  YEAR...................  $  6.750  $ 17.375  $ 14.000  $ 22.500  $ 13.500
                           ========  ========  ========  ========  ========
  Total investment return
    on market value......    (54.60)%    46.77%   (26.80)%   148.77%    43.69%
                           ========  ========  ========  ========  ========
Ratios to average net
  assets/supplemental
  data:
  Net assets, end of year
    (000's)..............  $111,737  $306,738  $221,639  $247,170  $151,376
  Ratio of net investment
    loss to average net
    assets...............     (0.84)%    (0.55)%    (0.78)%    (0.95)%    (0.89)%
  Ratio of operating
    expenses to average
    net assets(1)(2).....      1.61%     1.60%     1.77%     1.72%     1.88%
  Portfolio turnover
    rate.................       216%       65%       81%       95%      191%

------------------------

(1)  The operating expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the net loss per share and the operating expense ratios would have been:
     Net investment loss per
     share....................  $  (0.18) $  (0.18) $  (0.22)       --        --
     Ratio of operating
     expenses to average net
     assets...................      1.86%     1.85%     1.81%       --        --
(2)  The ratio of operating expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been:
                                    1.48%     1.54%     1.63%     1.65%     1.85%
(3)  Based on average shares outstanding during the period.

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS
       March 31, 2001
1. SIGNIFICANT ACCOUNTING POLICIES

   The European Warrant Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on May 23, 1990 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers.

    The Fund's investments in European warrants involve certain considerations not typically associated with investments in securities of U.S. companies or the United States government, including risks relating to (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters; (3) restrictions on foreign investment; (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

    The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

        PORTFOLIO VALUATION: All non-German securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the bid and asked quotations. If bid and ask quotations are not available, the security is priced at the bid quotation. If this is unavailable, the security is priced at the last available quoted price. German securities which trade on the German exchange are valued at the last sale price prior to the time of determination. If this quotation is not available, the securities are valued at the Kassa closing price of the exchange. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith according to procedures established by the Fund's Board of Directors. In making this determination, the Board will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost unless this is determined by the Fund's Board of Directors not to represent fair value. All other securities and assets are reported at fair value as determined in good faith according to procedures established by the Fund's Board of Directors.

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(Continued)
       March 31, 2001

        WARRANTS: Under normal market conditions, the Fund invests primarily in European warrants. The Fund's holdings of European warrants may consist of equity warrants, basket warrants, index warrants, covered warrants, interest rate warrants, currency options and long-term options of, or relating to, European issuers. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

        REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of underlying debt securities subject to an obligation of the seller to repurchase, and the Fund to resell such securities at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities subject to the repurchase agreement at all times will be equal to at least 100% of the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use such securities to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

        FOREIGN CURRENCY: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at exchange rates prevailing at the end of the period; purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the unrealized appreciation/(depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

        OPTIONS: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(Continued)
       March 31, 2001
    realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

        When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

        Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities. Further, when the Fund writes an uncovered call option, the Fund must set aside collateral sufficient to cover the cost of purchasing the underlying security in the event that the counterparty to the transaction exercises the contract.

        The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

        OVER-THE-COUNTER OPTIONS: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

        FORWARD FOREIGN CURRENCY CONTRACTS: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(Continued)
       March 31, 2001

        As part of its investment strategy, the Fund uses forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

        The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

        FINANCIAL FUTURES CONTRACTS: Upon entering into a futures contract, the Fund is required to deposit with the broker or to segregate for the benefit of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

        For long futures positions, the asset is marked-to-market daily. For short futures positions, the liability is marked-to-market daily. The daily changes in the contract are recorded as unrealized gains or losses. The Fund realizes a gain or loss when the contract is closed.

        There are several risks connected with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

        SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon after the ex-date as the Fund is informed of the dividend. Interest income is recorded when earned.

        DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, if any, and any net realized long-term capital gains in excess of net realized short-term capital losses. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions,

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(Continued)
       March 31, 2001
    other temporary and permanent differences and differing characterization of distributions made by the Fund as a whole. For financial statement presentation purposes, the components of net assets in the Statement of Assets and Liabilities have been adjusted to reflect their tax basis attributes.

        Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 2001, the Fund reclassified $2,366,694 to increase accumulated net investment income, with a decrease of $2,134,263 to paid-in-capital and an increase to accumulated net realized loss of $232,431.

        FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes. Accordingly, no income tax provision is required. It is expected that certain capital gains earned by the Fund and certain dividends and interest received by the Fund will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

   Julius Baer Securities Inc. (the "Adviser") serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays the Adviser a fee for its advisory services at an annual rate of 1.25% of the value of the Fund's weekly average net assets, 0.25% of which was waived during the year ended March 31, 2001. The Fund pays Julius Baer Asset Management Ltd., Zurich, an affiliate of the adviser, 0.25% of the value of the Fund's weekly average net assets for shareholder servicing and other services.

    No director, officer or employee of the Adviser or any affiliates of the Adviser will receive any compensation from the Fund for serving as an officer or director of the Fund.

    The Fund has entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's administration and custodian fees are reduced when the Fund maintains cash on deposit at the custodian.

3. PURCHASES AND SALES OF SECURITIES

   Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2001 amounted to $458,842,533 and $498,606,397 respectively.

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(Continued)
       March 31, 2001

    Activity in written options for the year ended March 31, 2001 was as follows:

                                                       NUMBER OF
                                            PREMIUM    CONTRACTS
                                            -------    ---------
Options outstanding at March 31, 2000...  $10,839,867   1,872,000
Options written.........................   31,183,988   7,501,925
Options expired.........................   (4,400,722)   (792,000)
Options closed..........................  (34,819,236) (8,101,925)
                                          -----------  ----------
Options outstanding at March 31, 2001...  $ 2,803,897     480,000
                                          ===========  ==========

    At March 31, 2001, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amount to $15,113,311 and $25,050,545 respectively. Tax cost for investment securities at March 31, 2001 was $108,629,558.

4. FEDERAL TAX INFORMATION (UNAUDITED)

   The Fund has designated 69% of the distribution paid during the year ended March 31, 2001, as a long-term capital gain dividend.

    At March 31, 2001, the Fund had $14,562,281 available as capital loss carryforwards which expire in 2009.

    From November 1, 2000 to March 31, 2001, the Fund incurred $36,794,783 of net losses. The Fund intends to elect to defer these losses and treat them as arising on April 1, 2001.

    The Fund paid foreign taxes of $10,795 or $0.001 per share during the year ended March 31, 2001.

5. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                                           NET
                                                                           NET REALIZED AND        INCREASE/(DECREASE)
                                                    NET INVESTMENT      UNREALIZED GAIN/(LOSS)     IN NET ASSETS FROM
                             INVESTMENT INCOME       INCOME (LOSS)          ON INVESTMENTS             OPERATIONS
                           ---------------------  -------------------  ------------------------  -----------------------
QUARTER ENDED:               TOTAL     PER SHARE   TOTAL    PER SHARE      TOTAL      PER SHARE     TOTAL      PER SHARE
--------------               -----     ---------   -----    ---------      -----      ---------     -----      ---------
June 30, 1999............   594,021       .05     (335,479)   (.03)       6,850,925       .58      6,515,446       .55
September 30, 1999.......   571,577       .06     (259,587)   (.02)      (4,517,879)     (.38)    (4,777,466)     (.40)
December 31, 1999........   623,682       .05     (388,286)   (.03)      91,754,216      7.66     91,365,930      7.63
March 31, 2000...........   708,087       .05     (420,368)   (.03)       7,368,293       .55      6,947,925       .52
June 30, 2000............   543,918       .04     (535,985)   (.04)     (46,169,800)    (3.46)   (46,705,785)    (3.50)
September 30, 2000.......   268,777       .02     (613,682)   (.05)     (28,994,577)    (2.17)   (29,608,259)    (2.22)
December 31, 2000........   338,064       .03     (416,356)   (.03)     (34,899,708)    (2.65)   (35,316,064)    (2.68)
March 31, 2001...........   280,326       .02     (277,163)   (.02)     (73,573,343)    (5.04)   (73,850,506)    (5.06)

---- THE EUROPEAN WARRANT FUND, INC.
       INDEPENDENT AUDITORS' REPORT
[KPMG LOGO]

To the Board of Directors
The European Warrant Fund, Inc.

    We have audited the accompanying statement of assets and liabilities of The European Warrant Fund, Inc., including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The European Warrant Fund, Inc. as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

Boston, Massachusetts
May 4, 2001

---- THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)

    PORTFOLIO MANAGEMENT

    In managing the day-to-day operations of the Fund, including the making of all investment decisions, the Adviser employs Hansruedi Huber as Chief Investment Officer of the Fund. Mr. Huber is employed as a Senior Vice President of Investments with the Adviser and is currently also a Senior Vice President and a member of the Management Committee of Julius Baer Asset Management Ltd., an affiliate of the Adviser. Peter Reinmuth serves as an Investment Officer and Vice President of the Fund.

    INVESTMENT POLICY CHANGES

    The following changes to the non-fundamental investment policies of the Fund and additional investment strategies have been implemented since the issuance of the Fund's Prospectus dated September 3, 1993.

        1. The Fund may write put options on securities and foreign currencies with total market value not exceeding 5% of total assets.

        2. The policy that limits the value of the underlying securities on which covered call options are written to 35% of the total assets of the Fund has been eliminated.

        3. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, member banks of the Federal Reserve System or the Fund's custodian.

        4. The Board has further clarified the existing policy that the Fund is required to concentrate at least 25% of its assets in securities issued by banks or bank holding companies by eliminating the inconsistent disclosure that the Adviser does not anticipate that it will have more than 25% of its assets in bank issued warrants or similar bank issued equity securities.

        5. The Fund has begun using portfolio securities (as opposed to cash or cash equivalents) to satisfy asset segregation requirements in connection with certain trading practices.

        6. The policy which allows the Fund to invest up to 5% of its total assets in Eastern European equity securities or warrants has been amended to allow the Fund to invest up to 10% of its total assets in such instruments and the definition of Eastern Europe was expanded to include the Newly Independent States of the ex-Soviet Union.

        7. The Fund may both purchase and sell interest rate futures contracts that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the U.S. Commodity Futures Trading Commission.

        8. Fund shareholders changed the Fund's status from a diversified to a non-diversified management investment company at the Fund's June 26, 1997 annual meeting.

------ THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)--(Continued)

    DISCOUNT

    On various occasions, the Board of Directors has considered several alternatives to address the Fund's discount. The Board will continue to discuss alternatives at future Board meetings.

    The Fund currently intends to repurchase shares of the Fund on the open market if Fund management believes such action is in the best interest of the Fund. There can be no assurance that the Fund will repurchase any shares of the Fund under any given circumstances.

    QUARTERLY EARNINGS RELEASE

    The Fund issues, in a press release, interim earnings statements on a quarterly basis which compare the Fund's current quarterly performance against the corresponding quarter from the previous fiscal year. In addition, the Fund sends unaudited semi-annual and audited annual reports, including a list of investments held, to its stockholders.

    ANNUAL MEETING OF SHAREHOLDERS

    The Fund held its annual meeting of Shareholders on June 21, 2000. 13,337,093 common shares were outstanding on May 1, 2000, the record date for shares eligible to vote at the meeting. 10,436,446 (78.25% of the record date common shares) were represented at the meeting. The following actions were taken by the shareholders:

ITEM 1: The election of Harvey B. Kaplan, Thomas J. Gibbons and Bernard Spilko as Directors of the Fund.

NOMINEES FOR CLASS III DIRECTOR           NUMBER OF SHARES
ELECTED BY ALL SHAREHOLDERS                 AFFIRMATIVE      WITHHELD
-------------------------------           ----------------   --------
Harvey B. Kaplan........................      10,281,499      154,947
Thomas J. Gibbons.......................      10,250,333      186,113
Bernard Spilko..........................      10,282,792      153,654

    Messrs. Antoine Bernheim, Lawrence A. Fox and Martin Vogel continue in office as directors.

ITEM 2: The ratification of the selection of KPMG LLP as independent accountants for the Fund for the fiscal year ending March 31, 2001.

                                                    NUMBER OF SHARES
                                                    ----------------
Affirmative.......................................      10,329,000
Against...........................................          63,575
Abstain...........................................          43,871

    DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investors

------ THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)--(Continued)
Bank & Trust Company ("IBT") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee of a broker or other nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

    The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceeding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, IBT will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

    Participants in the Plan have the option of making additional semi-annual cash payments to IBT in any amount from $100 to $3,000 for investment in Fund shares. IBT uses all funds so received to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant, however, bears a pro rata share of brokerage commissions incurred with respect to IBT's open market purchases of Fund shares in connection with voluntary cash payments or the reinvestment of dividends or capital gains distributions payable only in cash.

    The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

    A shareholder may terminate participation in the Plan at anytime by notifying IBT in writing. A termination will be effective immediately if notice is received by IBT not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination and according to a participant's instructions, IBT will either (a) issue certificates from the whole shares

------ THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)--(Continued) credited to your Plan account and a check representing any fractional shares or
(b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

    The Plan is described in more detail on pages 40-42 of the Fund's Prospectus dated September 3, 1993. Information concerning the Plan may be obtained from IBT at 1-(800) 387-6977.

    DIVIDEND REINVESTMENT PRIVILEGE

    Under the Fund's Dividend Reinvestment Privilege (the "Reinvestment Privilege"), a shareholder who is not otherwise participating in the Dividend Reinvestment and Cash Purchase Plan will have all distributions to which the Reinvestment Privilege applies reinvested automatically by IBT as agent under the Reinvestment Privilege, unless the shareholder elects to receive cash.

    Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable either in shares of Common Stock ("Shares") or cash, the Fund will send shareholders who are not otherwise participating in the Plan a notice (the "Notice") indicating a distribution payable in cash or additional Shares issued by the Fund. Shareholders who are not otherwise participating in the Plan will be given the option to receive the distribution in additional Shares or cash, net of any applicable U.S. withholding tax. Shareholders who desire to receive the distribution in additional Shares need do nothing further. Shareholders who desire the distribution in cash must notify the Fund in the form specified in the Notice. Any cash payments will be paid by the Fund in U.S. dollars by check, mailed directly to the Shareholder by IBT as the Fund's dividend paying agent.

    Whenever market price per Share is equal to or exceeds net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, the Fund will issue new Shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price of the Shares on the valuation date, then valued at 95% of the market price. If net asset value of the Shares on the valuation date exceeds the market price of Shares on that date, participants will receive Shares from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceeding trading day. To the extent the Fund issues Shares to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, participants in the Reinvestment Privilege will receive cash while participants in the Dividend Reinvestment and Cash Purchase Plan will receive the distribution as provided for in such Plan.

    IBT will confirm in writing to the shareholder each acquisition made for her or his account as soon as practicable but not later than 60 days after the date thereof. Although the shareholder may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to the shareholder's account under the Reinvestment Privilege, IBT will adjust for any such undivided fractional interest in cash at the market value of the shares at the time of termination. Any stock

------ THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)--(Continued) dividends or split Shares distributed by the Fund on Shares held by IBT for the shareholder will be credited to the shareholder's account.

    The Reinvestment Privilege may be terminated by IBT or the Fund as applied to any dividend or distribution paid subsequent to notice of the termination in writing mailed to the participants in the Reinvestment Privilege at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund. Upon any termination of the Reinvestment Privilege with respect to the reinvestment of dividends and distributions generally, IBT will either
(a) issue certificates from the whole Shares credited to the Participant's Plan account and a check representing any fractional Shares or (b) sell the Shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's Shares to cover such amounts.

    These terms and conditions may be amended or supplemented by IBT or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to participants in the Reinvestment Privilege appropriate written notice at least 30 days prior to the effective date thereof. Upon any such appointment of a successor agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for shareholders' accounts, all dividends and distributions payable on the Shares held in the shareholders' name or under the Reinvestment Privilege for retention or application by such successor agent as provided in these terms and conditions.

    Information concerning the Reinvestment Privilege may be obtained from IBT at 1-(800) 387-6977.

-------- THE EUROPEAN WARRANT FUND, INC.

       ADDITIONAL INFORMATION

INVESTMENT ADVISER

Julius Baer Securities Inc.
330 Madison Avenue
New York, New York 10017

ADMINISTRATOR, CUSTODIAN
& TRANSFER AGENT

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

OFFICERS

Michael Quain
  PRESIDENT, CHIEF FINANCIAL OFFICER,
  TREASURER AND SECRETARY

Hansruedi Huber
  CHIEF INVESTMENT OFFICER

Peter Reinmuth
  VICE PRESIDENT AND INVESTMENT OFFICER

Cynthia Surprise
  ASSISTANT SECRETARY

INDEPENDENT AUDITORS

KPMG LLP
99 High Street
Boston, Masachusetts 02110

COUNSEL

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064

SHAREHOLDER SERVICING AGENT

Julius Baer Asset Management Ltd., Zurich
Brandschenkestrasse 40
CH-8010 Zurich

DIRECTORS

Antoine Bernheim
Lawrence A. Fox
Thomas J. Gibbons
Harvey B. Kaplan
Bernard Spilko*
Martin Vogel

*Chairman of the Board

                          www.europeanwarrantfund.com